                              EMPLOYMENT AGREEMENT


This EMPLOYMENT AGREEMENT (this "Agreement") is made as of the 2ND day of APRIL, 1997 by and between the undersigned employee (hereinafter referred to as "Employee") residing at the address indicated following Employee's signature below and CS WIRELESS SYSTEMS, INC., a Delaware corporation having its principal place of business at 200 Chisholm Place, Suite 202, Plano, Texas 75075 (hereinafter referred to as the "Company").

1. EMPLOYMENT. The Company hereby employs Employee and Employee agrees to work for the Company in the capacity set forth on SCHEDULE A hereto during the Term (as defined below) of and upon the terms and conditions set forth in this Agreement.

2.   COMPENSATION/BENEFITS.

     (a) BASE SALARY. During the Term of this Agreement (as defined below) the Company agrees to pay Employee the base annual salary set forth on SCHEDULE A ("Base Salary"). Such Base Salary shall be reviewed no less frequently than annually during the Term and may be increased but not decreased by the Board of Directors. Such Base Salary shall be payable in accordance with the Company's normal business practices or in such other amounts and at such other times as the parties may mutually agree.

     (b) INCENTIVE COMPENSATION. During the Term of this Agreement, Employee shall be entitled to such incentive program, pursuant to the terms of a separate plan of the Company, as may be in effect from time to time. Such incentive program shall be based on the following three (3) components: (i) the achievement of Company performance targets;
          (ii) the achievement of Employee performance targets; and
          (iii) discretionary bonuses. These performance targets will be revised annually by the Board of Directors.

     (c) STOCK OPTIONS. Employee shall be granted stock options (the "Stock Options") to purchase shares of Company common stock, $.001 par value per share, as set forth on SCHEDULE A, pursuant to the Company's 1996 Incentive Stock Plan, as amended, and subject to the terms and conditions thereof and the stock option agreement in the form attached as EXHIBIT A hereto.

     (d) BENEFITS/VACATION. During the Term, the Company shall provide Employee with such other benefits, including executive incentive and bonus plans and medical and disability plans, as are made generally available to executive employees of the Company from time to time. Employee shall be entitled to that amount of paid vacation during each year of the Term as set forth on SCHEDULE A. In addition, Employee shall be entitled to those benefits set forth on SCHEDULE A.

3. SERVICES. Employee agrees to devote substantially all his working time, attention and energies to the business of the Company and its Affiliates (as defined below) under the general direction of the Management Group of the Company and Chief Executive Officer and hereby agrees to abide by and implement Company Policies, Strategy Principles and Governance Parameters as may be adopted from time to time by the Management Group of the Company in its sole discretion. Employee shall not directly or indirectly, during the Term of this Agreement, render services, for compensation or otherwise, to or for any other person or firm in direct competition with the business of the Company in any market served by the Company or its Affiliates without the written consent of the Board of Directors. In performing his duties hereunder, Employee shall be available for reasonable travel as the needs of the Company's business require. Employee shall work in the Company's Plano, Texas office, unless otherwise indicated on SCHEDULE A.

4. TERM. The term of this Agreement (the "Term" or the "Term of this Agreement") shall be for the period set forth on SCHEDULE A.

5.   EARLY TERMINATION.

     (a) GENERAL. The Employee's employment hereunder is at will and shall be terminated and the Company's obligations hereunder shall cease, including the obligation to pay compensation for any period after the date of termination, (i) immediately upon notice, in the sole discretion of the Company, (ii) without the necessity of notice, upon the death of the Employee, or (iii) upon written notice of a finding by at least 60% of the members of the Board of Directors that the Employee has (a) acted with gross negligence or willful misconduct in connection with the performance of his duties hereunder, (b) engaged in a material act of insubordination or of common law fraud against the Company or its employees, or (c) acted against the best interests of the Company in a manner that has or could have an adverse affect on the financial condition of the Company (death of an Employee or any such findings is referred to herein as "Cause"). Upon the Company's termination of Employee for any reason other than Cause, the Company shall pay Employee: (i) severance in an amount (the "Severance Amount") equal to the greater of (x) his then Base Salary under PARAGRAPH 2, payable in twelve equal monthly installments and (y) the Base Salary that would have been payable for the balance of the Term, payable in equal monthly installments; and (ii) any accrued and unpaid bonuses due Employee in accordance with the Company's incentive program then in effect.

     (b) DISABILITY. If Employee shall become unable efficiently to perform the essential functions of his job, even with reasonable accommodation, as a result of a disability or illness, as such terms are defined by the Americans with Disabilities Act, he shall be entitled to his regular compensation until the total period of disability or illness (whether or not continuous and whether or not the same disability or illness) shall exceed sixty (60) days during any calendar year in the

          Term. This Agreement may thereafter be terminated by the Company and the Company's obligations hereunder shall cease, including the obligation to pay compensation for any period after the date of termination. Any amounts payable as compensation during the period of disability or illness shall be reduced by any amounts paid during such period under any disability plan or similar insurance of the Company.

     (c) EMPLOYEE'S RIGHT TO TERMINATE. Employee may, at any time during the Term, resign and shall be entitled to all accrued rights with respect to compensation and benefits in accordance with the Company's Policies then in effect.

     (d) ARBITRATION IN THE EVENT OF A DISPUTE REGARDING THE NATURE OF TERMINATION. In the event that the Company terminates Employees' employment for Cause (as defined above), and Employee contends that Cause did not exist, the Company's only obligation shall be to submit such claim to arbitration before the American Arbitration Association ("AAA"). In such a proceeding, the only issue before the arbitrator will be whether Employee was in fact terminated for Cause. If the arbitrator determines that Employee was not terminated for Cause, the only remedy that the arbitrator may award is an amount equal to the severance payment specified in PARAGRAPH 5(a), the costs of arbitration, and Employee's attorneys' fees. If the arbitrator finds that the Employee was terminated for Cause, the arbitrator will be without authority to award Employee anything, and the parties will each be responsible for their own attorneys' fees, and they will divide the costs of arbitration equally.

6. EMPLOYER'S AUTHORITY. Employee agrees to observe and comply with the rules and regulations of the Company as adopted by the Management Group of the Company or by the Board of Directors respecting the performance of his duties and to carry out and perform orders, directions and policies communicated to him from time to time.

7. EXPENSES. During the Term, the Company shall reimburse Employee for all reasonable business expenses which are approved in advance and incurred by Employee in the course of performing his duties for the Company hereunder in accordance with the procedures then in place for such reimbursement.

8.   NON-DISCLOSURE AGREEMENT/NON-COMPETITION.

     (a) Employee will execute the Nondisclosure Agreement of the Company attached as EXHIBIT B hereto and made a part hereof. Said agreement shall survive termination of Employee's employment hereunder.

     (b) Because Employee's services to the Company are special and because Employee has access to the company's confidential information, Employee covenants and agrees that if (i)(x) Employee's employment is terminated, or not renewed, by the

          Company for Cause or (y) Employee voluntarily terminates his employment relationship hereunder with the Company or Employee elects not to renew his employment with the Company following the expiration of this Agreement, for a period of twelve (12) months following the termination of this Agreement, or (ii) Employee's employment is terminated and Employee is receiving the Severance Amount, for the period during which Employee is receiving such Severance Amount under PARAGRAPH 5 hereof, whichever is applicable, he will not, directly or indirectly, either on his own behalf or on behalf of any person, partnership, corporation or otherwise, (A) engage in any business or undertaking directly competitive with the wireless cable television, cable television, subscription television, direct broadcast satellite, direct-to-home, wired video programming, non-wired video programming, wireless Internet access, wireless fixed telephony or other fixed wireless information businesses (the "Related Business") being carried on by the Company or any Affiliate in any market serviced by the Company or any Affiliate, at the time of Employee's termination, (B) be employed by or provide consulting services to or be an investor, limited partner or shareholder in, any entity or other person in any Related Business within 25 miles of any city in which the Company or any Affiliate does business at time of execution of this Agreement or has rights to broadcast or transmit television programming or in which the Company has a transmission license at the time of Employee's termination, without the prior written consent of the Board of Directors. The parties agree that the time period and geographical area of non-competition specified above are reasonable and necessary in light of the transactions entered into in this Agreement. If, however, it shall be determined at any time by a court of competent jurisdiction that either the time period restriction or the geographical area restriction, or both, are invalid or unenforceable, the parties agree that any such invalid restriction shall be amended and reformed to the extent necessary to make same valid and enforceable in the determination of said court, and such restriction, as so amended, shall be enforceable between the parties to the same extent as if such amendment had been made as of the date of this Agreement. This SUBPARAGRAPH 8(b) shall survive the termination of this Agreement and shall not apply to investments constituting not more than 5% of the common equity of a publicly traded company.

9. INDEMNIFICATION. As a material inducement for Employee to enter into this Agreement, the Company hereby covenants and agrees to indemnify Employee to the fullest extent permitted under applicable law with respect to any and all damages, expenses (including reasonable attorney's fees), and other liability suffered as a result of any and all claims, causes of action, proceedings or other actions which may be asserted against Employee in connection with Employee's service as an employee of the Company or any of its Affiliates.

10. NOTICES. Any notice permitted or required hereunder shall be deemed sufficient when hand-delivered or mailed by certified mail, postage prepaid, and addressed if to the

     Company at the address indicated above and if to Employee at the address indicated below (or such other address as may be provided by notice).

11. MISCELLANEOUS. This Agreement, together with all schedules, exhibits and collateral documents referenced herein, (i) constitutes the entire agreement between the parties concerning the subjects hereof and supersedes any and all prior agreements or understandings, (ii) may not be assigned by Employee without the prior written consent of the Company and (iii) may be assigned by the Company and shall be binding upon, and inure to the benefit of, the Company's successors and assigns. Headings herein are for convenience of reference only and shall not define, limit or interpret the contents hereof.

12. AMENDMENT. This Agreement may be amended, modified or supplemented by the mutual consent of the parties in writing, but no oral amendment, modification or supplement shall be effective.

13. SPECIFIC PERFORMANCE. The parties acknowledge that the Company would be irreparably damaged and there would be no adequate remedy at law for Employee's breach of PARAGRAPH 8 of this Agreement, and accordingly, the terms thereof shall be specifically enforced. Employee hereby consents to the entry of any temporary restraining order or preliminary or ex parte injunction, in addition to any other remedies available at law or in equity, to enforce the provisions hereof.

14. AFFILIATES. As used herein, the term "Affiliate" shall mean any individual or entity controlling, controlled by or under common control with the Company, now or in the future, including without limitation, partnerships in which the Company or any Affiliate may invest as a limited or general partner and limited liability companies in which the Company or any Affiliate may become a member.

15. SEVERABILITY. The provisions of this Agreement are severable. The invalidity of any provision shall not affect the validity of any other provision.

16. GOVERNING LAW. This Agreement shall be constructed and regulated in all respects under the laws of the State of Delaware; provided, however, venue for any action under this Agreement shall lie with a court of competent jurisdiction in the State of Texas.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement is entered into as of the date and year first above written.


                              CS WIRELESS SYSTEMS, INC.



                              By:  /s/ Jared E. Abbruzzese
                                 --------------------------
                                 Jared E. Abbruzzese
                                 Chairman


                              EMPLOYEE:



                              By:  /s/ Jeffrey A. Kupp
                                 --------------------------
                                 Jeffrey A. Kupp

                                   SCHEDULE A


Employee's Title:        Senior Vice President & Chief Financial Officer


Employee's Base Salary:  $120,000


Stock Options:           32,000
                         16,000


Vacation:                4 weeks


Term: The term of this Agreement shall be for a period beginning on the date hereof and continuing until the thirty-six month anniversary of this Agreement, and shall be automatically renewed annually thereafter unless either party gives notice to the other of its intention not to renew this Agreement not less than sixty (60) days prior to the expiration of the term or unless this Agreement shall be terminated prior thereto pursuant to PARAGRAPH 5 of this Agreement.


Automobile:              During the Term, Employee shall be entitled to a
                         automobile allowance of $600.00 per month, payable monthly in arrears.


Life Insurance:          Subject to Employee submitting to any required physical
                         examinations and provided such policy can be obtained at customary premiums, the Company shall purchase, at its sole cost and expense, a term insurance policy with the face amount of two (2) times Employee's Base Salary on the life of Employee and shall permit Employee to designate the beneficiary thereof.


Representation:          The Company represents to Employee that, to the best of
                         its knowledge as of the date hereof, it is unaware of any grounds or potential causes of action arising out of the Company's past accounting practices and procedures, any securities offerings by the Company or its Affiliates, or any other transactions that may expose Employee, as an officer of the Company, to potential liability. Furthermore, the Company covenants it will promptly notify Employee should it become aware of any such potential causes of action.

                                                                       Exhibit A
                            CS WIRELESS SYSTEMS, INC.
                                                                         NO. 015
                           NON-QUALIFIED STOCK OPTION

     THIS AGREEMENT, IS MADE AS OF THE GRANT DATE INDICATED IN SCHEDULE A ATTACHED, AND BETWEEN CS WIRELESS SYSTEMS, INC. (THE "COMPANY"), AND THE UNDERSIGNED INDIVIDUAL (THE "OPTIONEE"), PURSUANT TO THE 1996 CS WIRELESS SYSTEMS, INC. INCENTIVE STOCK PLAN AS AMENDED (THE "PLAN"). (TERMS NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING AS IN THE PLAN.)

     WHEREAS, THE OPTIONEE IS AN ELIGIBLE EMPLOYEE OF THE COMPANY AND THE COMPANY THROUGH THE PLAN'S COMMITTEE HAS APPROVED THE GRANT OF NON-QUALIFIED STOCK OPTIONS ("OPTIONS") UNDER THE PLAN TO THE OPTIONEE.

     NOW, THEREFORE, IN CONSIDERATION OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND PURSUANT TO THE PLAN, THE PARTIES AGREE AS FOLLOWS:

     1. GRANT OF OPTIONS. THE COMPANY HEREBY GRANTS TO THE OPTIONEE THE RIGHT AND OPTION TO PURCHASE FROM THE COMPANY, AT THE EXERCISE PRICE SET FORTH IN SCHEDULE A, ALL OR ANY PART OF THE AGGREGATE NUMBER OF COMMON SHARES OF THE COMPANY, AS SUCH COMMON SHARES ARE PRESENTLY CONSTITUTED (THE "COMMON SHARES"), SET FORTH IN SCHEDULE A.

     2. TERMS AND CONDITIONS. IT IS UNDERSTOOD AND AGREED THAT THE OPTION EVIDENCED HEREBY IS SUBJECT TO THE PROVISIONS OF THE PLAN (WHICH ARE INCORPORATED HEREIN BY REFERENCE) AND THE FOLLOWING TERMS AND
          CONDITIONS:

          A. EXPIRATION DATE: THE OPTION EVIDENCED HEREBY SHALL EXPIRE ON THE DATE SPECIFIED IN SCHEDULE A. EXCEPT FOR UNVESTED OPTIONS PURSUANT TO THE VESTING SCHEDULE BELOW, WHICH SHALL EXPIRE IMMEDIATELY ON A TERMINATION OF EMPLOYMENT, THE OPTION SHALL NOT EXPIRE AT AN EARLIER DATE UPON TERMINATION OF OPTIONEE'S EMPLOYMENT, UNLESS SUCH TERMINATION IS FOR CAUSE, AS DEFINED IN THE PLAN.

          B. EXERCISE OF OPTION. THE OPTION EVIDENCED HEREBY SHALL BE EXERCISABLE FROM TIME TO TIME BY SUBMITTING THE APPROPRIATE NOTICE OF EXERCISE FORM REFERRED TO BELOW TEN DAYS PRIOR TO THE DATE OF EXERCISE SPECIFYING THE NUMBER OF SHARES FOR WHICH THE OPTION IS BEING EXERCISED, ADDRESSED AS FOLLOWS:

                         CS WIRELESS SYSTEMS, INC.
                         200 CHISHOLM PLACE, SUITE 200
                         PLANO, TEXAS 75075
                         ATTENTION: CHIEF FINANCIAL OFFICER

               (1) CASH ONLY EXERCISE -- SUBMITTING A "NOTICE OF CASH EXERCISE" ACCOMPANIED BY THE FULL CASH PURCHASE PRICE OF THE EXERCISED SHARES; OR

               (2) CASHLESS EXERCISE -- PROVIDED THE COMPANY HAS ADOPTED SUCH A PROCEDURE AT THIS TIME, SUBMITTING AN "IRREVOCABLE LETTER OF INSTRUCTION" AND "CASHLESS EXERCISE AND SALE FORM" AUTHORIZING THE DELIVERY FOR SALE OF THE EXERCISED COMMON SHARES, OR

               (3)  COMBINATION -- TENDERING A COMBINATION OF (1) AND (2) ABOVE.

               WITHHOLDING TAXES. WITHOUT REGARD TO THE METHOD OF EXERCISE AND PAYMENT, THE OPTIONEE SHALL PAY TO THE COMPANY, UPON NOTICE OF THE AMOUNT DUE, ANY WITHHOLDING TAXES PAYABLE WITH RESPECT TO SUCH EXERCISE.

               VESTING SCHEDULE. THE OPTIONS WILL BECOME VESTED AND EXERCISABLE AS SET FORTH ON SCHEDULE A HERETO OR, IF NOT SPECIFICALLY SET FORTH THEREIN, ON THE YEARLY ANNIVERSARY OF THIS AGREEMENT, IN EQUAL ANNUAL INSTALLMENTS OVER FOUR YEARS. NOTWITHSTANDING THE FOREGOING THRESHOLD REQUIREMENTS, THE OPTIONS SHALL BECOME VESTED AND EXERCISABLE IN FULL EARLIER UPON THE HAPPENING OF AN "ACCELERATION EVENT", AS DEFINED IN EXHIBIT A.

          C. COMPLIANCE WITH LAWS AND REGULATIONS. THE OPTION EVIDENCED HEREBY IS SUBJECT TO RESTRICTIONS IMPOSED AT ANY TIME ON THE EXERCISE OR DELIVERY OF SHARES IN VIOLATION OF THE BYLAWS OF THE COMPANY OR OF ANY LAW OR GOVERNMENTAL REGULATION THAT THE COMPANY MAY FIND TO BE VALID AND APPLICABLE.

          D. INTERPRETATION. OPTIONEE HEREBY ACKNOWLEDGES THAT THIS AGREEMENT IS GOVERNED BY THE PLAN, A COPY OF WHICH OPTIONEE HEREBY ACKNOWLEDGES HAVING RECEIVED, AND BY SUCH ADMINISTRATIVE RULES AND REGULATIONS RELATIVE TO THE PLAN AND NOT INCONSISTENT THEREWITH AS MAY BE ADOPTED AND AMENDED FROM TIME BY THE COMMITTEE (THE "RULES"). OPTIONEE AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF THE PLAN AND THE RULES.

          E. TRANSFER RESTRICTIONS. IN ADDITION TO THE RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THE PLAN AND THE INCENTIVE PLAN, THIS OPTION IS NOT TRANSFERABLE OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION.

     IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS INSTRUMENT TO BE EXECUTED BY ITS AUTHORIZED OFFICER, AS OF THE GRANT DATE IDENTIFIED IN SCHEDULE A.

AGREED TO:                         CS WIRELESS SYSTEMS, INC.


/S/ JEFFREY A. KUPP                BY:  /S/ JARED E. ABBRUZZESE
-------------------                     -----------------------
OPTIONEE: JEFFREY A. KUPP               JARED E. ABBRUZZESE
                                        CHAIRMAN

                                SCHEDULE A


                                OPTION DATA


          OPTIONEE'S NAME:              JEFFREY A. KUPP

          NUMBER OF COMMON SHARES
          SUBJECT TO THIS OPTION:       32,000

          GRANT DATE:                   JANUARY 6, 1997

          EXERCISE PRICE PER SHARE:     $6.50

          EXPIRATION DATE:              JANUARY 6, 2007

          VESTING PROVISIONS:           NOTWITHSTANDING ANYTHING TO THE CONTRARY
                                        CONTAINED IN THE PLAN OR THIS AGREEMENT,
                                        INCLUDING SECTION 2 OF THIS AGREEMENT,
                                        IF OPTIONEE'S EMPLOYMENT IS TERMINATED
                                        FOR ANY REASON OTHER THAN FOR CAUSE (AS
                                        DEFINED BY OPTIONEE'S EMPLOYMENT
                                        AGREEMENT WITH THE COMPANY), THEN ALL
                                        OPTIONS SHALL BECOME IMMEDIATELY VESTED
                                        AND OPTIONEE SHALL HAVE THOSE RIGHTS
                                        WITH RESPECT TO THE OPTIONS AS PROVIDED
                                        IN THIS AGREEMENT WITHOUT REGARD TO SUCH
                                        TERMINATION.

                                EXHIBIT A


     For purposes of this Agreement, an Acceleration Event shall be deemed to have occurred if after the date of the closing of the initial public offering by the Company (i) a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Act"), disclosing that any person other than the Company or any employee benefit plan sponsored by the Company, is the beneficial owner (as the term is defined in Rule 13d-3 under the Act) directly or indirectly, of thirty-five percent or more of the total voting power represented by the Company's then outstanding Voting Securities (calculated as provided in paragraph (d) of Rule 13d-3 under the Act in the case of rights to acquire Voting Securities); or (ii) any person, other than the Company or any employee benefit plan sponsored by the Company, shall purchase shares pursuant to a tender offer or exchange offer to acquire any voting Securities of the Company (or securities convertible into such Voting Securities) for cash, securities or any other consideration, provided that after consummation of the offer, the person in question is the beneficial owner directly of indirectly, of thirty-five percent or more of the total voting power represented by the Company's then outstanding Voting Securities (all as calculated under clause (i)); or (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation (other than a merger of the Company in which holders of Common Shares of the Company immediately prior to the merger have the same proportionate ownership of Common Shares of the surviving corporation immediately after the merger as immediately before), or pursuant to which Common Shares of the Company would be converted into cash, securities or other property, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) or all or substantially all the assets of the Company; or
(iv) there shall have been a change in the composition of the Board of Directors of the Company at any time during any consecutive twenty-four month period such that "continuing directors" cease for any reason to constitute at least a 51% majority of the Board. For purposes of this clause, "continuing directors" means those members of the Board who either were directors at the beginning of such consecutive twenty-four month period or were elected by or on the nomination or recommendation of at least a 51% majority of the then-existing Board. So long as there has not been an Acceleration Event within the meaning of clause (iv), the Board of Directors may adopt a 51% majority vote of the "continuing directors" a resolution to the effect that an event described in clauses (i) or (ii) shall not constitute an Acceleration Event.

                                                                       Exhibit A
                            CS WIRELESS SYSTEMS, INC.
                                                                         NO. 023
                           NON-QUALIFIED STOCK OPTION

     THIS AGREEMENT, IS MADE AS OF THE GRANT DATE INDICATED IN SCHEDULE A ATTACHED, AND BETWEEN CS WIRELESS SYSTEMS, INC. (THE "COMPANY"), AND THE UNDERSIGNED INDIVIDUAL (THE "OPTIONEE"), PURSUANT TO THE 1996 CS WIRELESS SYSTEMS, INC. INCENTIVE STOCK PLAN AS AMENDED (THE "PLAN"). (TERMS NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING AS IN THE PLAN.)

     WHEREAS, THE OPTIONEE IS AN ELIGIBLE EMPLOYEE OF THE COMPANY AND THE COMPANY THROUGH THE PLAN'S COMMITTEE HAS APPROVED THE GRANT OF NON-QUALIFIED STOCK OPTIONS ("OPTIONS") UNDER THE PLAN TO THE OPTIONEE.

     NOW, THEREFORE, IN CONSIDERATION OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND PURSUANT TO THE PLAN, THE PARTIES AGREE AS FOLLOWS:

     1. GRANT OF OPTIONS. THE COMPANY HEREBY GRANTS TO THE OPTIONEE THE RIGHT AND OPTION TO PURCHASE FROM THE COMPANY, AT THE EXERCISE PRICE SET FORTH IN SCHEDULE A, ALL OR ANY PART OF THE AGGREGATE NUMBER OF COMMON SHARES OF THE COMPANY, AS SUCH COMMON SHARES ARE PRESENTLY CONSTITUTED (THE "COMMON SHARES"), SET FORTH IN SCHEDULE A.

     2. TERMS AND CONDITIONS. IT IS UNDERSTOOD AND AGREED THAT THE OPTION EVIDENCED HEREBY IS SUBJECT TO THE PROVISIONS OF THE PLAN (WHICH ARE INCORPORATED HEREIN BY REFERENCE) AND THE FOLLOWING TERMS AND
          CONDITIONS:

          A. EXPIRATION DATE: THE OPTION EVIDENCED HEREBY SHALL EXPIRE ON THE DATE SPECIFIED IN SCHEDULE A. EXCEPT FOR UNVESTED OPTIONS PURSUANT TO THE VESTING SCHEDULE BELOW, WHICH SHALL EXPIRE IMMEDIATELY ON A TERMINATION OF EMPLOYMENT, THE OPTION SHALL NOT EXPIRE AT AN EARLIER DATE UPON TERMINATION OF OPTIONEE'S EMPLOYMENT, UNLESS SUCH TERMINATION IS FOR CAUSE, AS DEFINED IN THE PLAN.

          B. EXERCISE OF OPTION. THE OPTION EVIDENCED HEREBY SHALL BE EXERCISABLE FROM TIME TO TIME BY SUBMITTING THE APPROPRIATE NOTICE OF EXERCISE FORM REFERRED TO BELOW TEN DAYS PRIOR TO THE DATE OF EXERCISE SPECIFYING THE NUMBER OF SHARES FOR WHICH THE OPTION IS BEING EXERCISED, ADDRESSED AS FOLLOWS:

                         CS WIRELESS SYSTEMS, INC.
                         200 CHISHOLM PLACE, SUITE 200
                         PLANO, TEXAS 75075
                         ATTENTION: CHIEF FINANCIAL OFFICER

               (1) CASH ONLY EXERCISE -- SUBMITTING A "NOTICE OF CASH EXERCISE" ACCOMPANIED BY THE FULL CASH PURCHASE PRICE OF THE EXERCISED SHARES; OR

               (2) CASHLESS EXERCISE -- PROVIDED THE COMPANY HAS ADOPTED SUCH A PROCEDURE AT THIS TIME, SUBMITTING AN "IRREVOCABLE LETTER OF INSTRUCTION" AND "CASHLESS EXERCISE AND SALE FORM" AUTHORIZING THE DELIVERY FOR SALE OF THE EXERCISED COMMON SHARES, OR

               (3)  COMBINATION -- TENDERING A COMBINATION OF (1) AND (2) ABOVE.

               WITHHOLDING TAXES. WITHOUT REGARD TO THE METHOD OF EXERCISE AND PAYMENT, THE OPTIONEE SHALL PAY TO THE COMPANY, UPON NOTICE OF THE AMOUNT DUE, ANY WITHHOLDING TAXES PAYABLE WITH RESPECT TO SUCH EXERCISE.

               VESTING SCHEDULE. THE OPTIONS WILL BECOME VESTED AND EXERCISABLE AS SET FORTH ON SCHEDULE A HERETO OR, IF NOT SPECIFICALLY SET FORTH THEREIN, ON THE YEARLY ANNIVERSARY OF THIS AGREEMENT, IN EQUAL ANNUAL INSTALLMENTS OVER FOUR YEARS. NOTWITHSTANDING THE FOREGOING THRESHOLD REQUIREMENTS, THE OPTIONS SHALL BECOME VESTED AND EXERCISABLE IN FULL EARLIER UPON THE HAPPENING OF AN "ACCELERATION EVENT", AS DEFINED IN EXHIBIT A.

          C. COMPLIANCE WITH LAWS AND REGULATIONS. THE OPTION EVIDENCED HEREBY IS SUBJECT TO RESTRICTIONS IMPOSED AT ANY TIME ON THE EXERCISE OR DELIVERY OF SHARES IN VIOLATION OF THE BYLAWS OF THE COMPANY OR OF ANY LAW OR GOVERNMENTAL REGULATION THAT THE COMPANY MAY FIND TO BE VALID AND APPLICABLE.

          D. INTERPRETATION. OPTIONEE HEREBY ACKNOWLEDGES THAT THIS AGREEMENT IS GOVERNED BY THE PLAN, A COPY OF WHICH OPTIONEE HEREBY ACKNOWLEDGES HAVING RECEIVED, AND BY SUCH ADMINISTRATIVE RULES AND REGULATIONS RELATIVE TO THE PLAN AND NOT INCONSISTENT THEREWITH AS MAY BE ADOPTED AND AMENDED FROM TIME BY THE COMMITTEE (THE "RULES"). OPTIONEE AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF THE PLAN AND THE RULES.

          E. TRANSFER RESTRICTIONS. IN ADDITION TO THE RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THE PLAN AND THE INCENTIVE PLAN, THIS OPTION IS NOT TRANSFERABLE OTHER THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION.

     IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS INSTRUMENT TO BE EXECUTED BY ITS AUTHORIZED OFFICER, AS OF THE GRANT DATE IDENTIFIED IN SCHEDULE A.

AGREED TO:                         CS WIRELESS SYSTEMS, INC.


/S/ JEFFREY A. KUPP                BY:  /S/ JARED E. ABBRUZZESE
---------------------                   -----------------------
OPTIONEE: JEFFREY A. KUPP               JARED E. ABBRUZZESE
                                        CHAIRMAN

                               SCHEDULE A


                               OPTION DATA


          OPTIONEE'S NAME:              JEFFREY A. KUPP

          NUMBER OF COMMON SHARES
          SUBJECT TO THIS OPTION:       16,000

          GRANT DATE:                   APRIL 2, 1997

          EXERCISE PRICE PER SHARE:     $6.50

          EXPIRATION DATE:              APRIL 2, 2007

          VESTING PROVISIONS:           NOTWITHSTANDING ANYTHING TO THE CONTRARY
                                        CONTAINED IN THE PLAN OR THIS AGREEMENT,
                                        INCLUDING SECTION 2 OF THIS AGREEMENT,
                                        IF OPTIONEE'S EMPLOYMENT IS TERMINATED
                                        FOR ANY REASON OTHER THAN FOR CAUSE (AS
                                        DEFINED BY OPTIONEE'S EMPLOYMENT
                                        AGREEMENT WITH THE COMPANY), THEN ALL
                                        OPTIONS SHALL BECOME IMMEDIATELY VESTED
                                        AND OPTIONEE SHALL HAVE THOSE RIGHTS
                                        WITH RESPECT TO THE OPTIONS AS PROVIDED
                                        IN THIS AGREEMENT WITHOUT REGARD TO SUCH
                                        TERMINATION.

                                EXHIBIT A


For purposes of this Agreement, an Acceleration Event shall be deemed to have occurred if after the date of the closing of the initial public offering by the Company (i) a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Act"), disclosing that any person other than the Company or any employee benefit plan sponsored by the Company, is the beneficial owner (as the term is defined in Rule 13d-3 under the Act) directly or indirectly, of thirty-five percent or more of the total voting power represented by the Company's then outstanding Voting Securities (calculated as provided in paragraph (d) of Rule 13d-3 under the Act in the case of rights to acquire Voting Securities); or (ii) any person, other than the Company or any employee benefit plan sponsored by the Company, shall purchase shares pursuant to a tender offer or exchange offer to acquire any voting Securities of the Company (or securities convertible into such Voting Securities) for cash, securities or any other consideration, provided that after consummation of the offer, the person in question is the beneficial owner directly of indirectly, of thirty-five percent or more of the total voting power represented by the Company's then outstanding Voting Securities (all as calculated under clause (i)); or (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation (other than a merger of the Company in which holders of Common Shares of the Company immediately prior to the merger have the same proportionate ownership of Common Shares of the surviving corporation immediately after the merger as immediately before), or pursuant to which Common Shares of the Company would be converted into cash, securities or other property, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) or all or substantially all the assets of the Company; or
(iv) there shall have been a change in the composition of the Board of Directors of the Company at any time during any consecutive twenty-four month period such that "continuing directors" cease for any reason to constitute at least a 51% majority of the Board. For purposes of this clause, "continuing directors" means those members of the Board who either were directors at the beginning of such consecutive twenty-four month period or were elected by or on the nomination or recommendation of at least a 51% majority of the then-existing Board. So long as there has not been an Acceleration Event within the meaning of clause (iv), the Board of Directors may adopt a 51% majority vote of the "continuing directors" a resolution to the effect that an event described in clauses (i) or (ii) shall not constitute an Acceleration Event.

                                                                       Exhibit B

                             NONDISCLOSURE AGREEMENT


AGREEMENT made as of the 2ND day of APRIL, 1997, by and between the undersigned individual residing at the address indicated following his signature below (hereinafter referred to as "Employee") and CS WIRELESS SYSTEMS, INC., a Delaware corporation, having its principal place of business at 200 Chisholm Place, Suite 202, Plano, Texas 75075 (hereinafter referred to as "Employer").

WHEREAS, Employee is being employed by Employer in a capacity wherein Employee will come into possession of material of a confidential, sensitive or proprietary nature concerning the business, plans and trade secrets of Employer and its Affiliates (as defined below) and of third parties; and

WHEREAS, the continued confidential treatment of such information is vital to the success of Employer's business,

NOW THEREFORE, the parties agree as follows:

1. Employee acknowledges that his work as an employee of Employer will bring him into close contact with the Confidential Information (as defined below) of Employer and of third parties. Employee acknowledges that such Confidential Information is reposed in him in trust.

2. Employee hereby agrees that he shall, both during and after his employment, maintain such Confidential Information in confidence and neither disclose to others (nor cause to be disclosed) nor use personally (nor cause to be used) such Confidential Information without the prior written permission of Employer unless required or compelled to do so by a court order; provided, that in the event that Employee becomes legally required or compelled to disclose Confidential Information, Employee will, to the extent practicable under the circumstances, provide Employer with written notice thereof so that Employer may seek a protective order or other appropriate remedy; provided further, that in any such event, Employee will disclose only such information as is legally required and will exercise reasonable efforts to obtain confidential treatment for any Confidential Information being disclosed. Employee will also take reasonable precautions to prevent the inadvertent exposure of Confidential Information to unauthorized persons or entities.

3. Employee acknowledges that he may, during his employment, add to Employer's Confidential Information and he agrees that any such additions shall fall within the strictures of this Agreement.

4. Employee agrees that upon any termination of his employment with Employer or any Affiliate thereof, or upon request if sooner, he shall forthwith return to Employer all reports, correspondence, notes, financial statements, computer printouts and other documents and recorded material of every nature (including all copies thereof) which may be in his possession or under his control dealing with Confidential Information.

5. All inventions, discoveries, improvements, computer software, firmware, programs, documentation, manuals and other works of authorship (collectively referred to as "Intellectual Property"), whether or not copyrightable or patentable, made, created, developed, written or conceived by Employee during the course of Employee's employment by the Employer and within the scope of Employee's employment will be deemed work made for hire, whether made solely or jointly with another. All such Intellectual Property will be the property of the Employer. Employee hereby assigns to the Employer all right, title and interest in and to all Intellectual Property.

6. Employee will, without charge to the Employer but at its expense, execute a specific assignment of title to Employer and do anything else reasonably necessary to enable the Employer to secure a patent, copyright or other form of protection for said Intellectual Property anywhere in the world.

7. Employee acknowledges that the covenants in this Agreement have existed since the commencement of his employment with Employer. These covenants are expressions of his duty as an employee not to use the Confidential Information to the detriment of Employer. In addition, Employee acknowledges that he shall benefit from entry into this Agreement as Employer shall be willing to continue to provide access to Confidential Information to Employee.

8. EMPLOYEE ACKNOWLEDGES THAT EMPLOYER WOULD BE IRREPARABLY DAMAGED AND THERE WOULD BE NO ADEQUATE REMEDY AT LAW FOR EMPLOYEES'S BREACH OF THIS AGREEMENT, AND ACCORDINGLY, THE TERMS OF THIS AGREEMENT SHALL BE SPECIFICALLY ENFORCED. EMPLOYEE HEREBY CONSENTS TO THE ENTRY OF ANY TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR EX PARTE INJUNCTION, IN ADDITION TO ANY OTHER REMEDIES AVAILABLE AT LAW OR IN EQUITY, TO ENFORCE THE PROVISIONS HEREOF.

9. This Agreement is not an agreement of employment and nothing herein shall be construed to obligate Employer to employ Employee for any definite duration or upon any specific terms.

10. As used herein, "Confidential Information" shall mean all confidential information and trade secrets of Employer or any of its Affiliates, whether now existing or hereafter acquired or developed, including, without limitation, financial statements, business plans, working methods, investments, materials, processes, programs, designs, drawings, names of and relationships with current or potential vendors and lenders and other third parties, contractual arrangements, profit formulas, experimental investigations, studies, current or potential customer names and requirements, current or potential professional associations or contacts, information submitted to Employer or its Affiliates by third parties on a confidential basis and similar other non-public or otherwise confidential, sensitive or proprietary information. "Confidential Information" shall not include information that is generally within the public domain, or has become generally known within the wireless cable industry without breach of any obligation of confidentiality of Employee or any third party.

11. As used herein, the term "Affiliates" shall mean any individual or entity controlling, controlled by or under common control with the Employer, now or in the future, including without limitation, partnerships in which Employer or any Affiliate may invest as a limited or general partner and limited liability companies in which Employer or any Affiliate may become a member.

12. This Agreement shall survive the termination of the employment of Employee and shall not be amended except by a writing signed by the parties hereto. This Agreement shall be binding upon the Employee and his heirs, legal representatives, successors and assigns.

13. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                              CS WIRELESS SYSTEMS, INC.



                              By:  /s/ Jared E. Abbruzzese
                                   ------------------------
                                   Jared E. Abbruzzese
                                   Chairman


                              EMPLOYEE:



                              /s/ Jeffrey A. Kupp
                              -------------------
                              Jeffrey A. Kupp